                                                     Cephalon, Inc.
                                                     145 Brandywine Parkway
                                                     West Chester, PA 19380-4245
                                                     (610) 344-0200 Ext. 480
                                                     Fax (610) 344-0065


                                    June 28, 1996

TAP Holdings Inc.
Bannockburn Lake Office Plaza
2355 Waukegan Road
Deerfield, IL  60015
Attention:  President

  Re:  Amendment of Agreement dated May 17, 1994
       -----------------------------------------

Ladies and Gentlemen:

    This is to confirm our understanding concerning certain modifications and clarifications to be made with respect to the Agreement between TAP Holdings Inc. (formerly TAP Pharmaceuticals Inc.)("TAP") and Cephalon, Inc. ("Cephalon"), dated May 17, 1994 (the "Agreement"). All terms not otherwise defined herein are used as defined in the Agreement.

    This letter will document our agreement as to certain principles which, effective upon your acceptance, will supersede any conflicting terms of the Agreement and govern our collaboration going forward. In all other respects the terms of the Agreement will remain in force.

    Our governing principles are set forth below:

    1.   Access to and Selection of Molecules for Development.  TAP shall be
         ----------------------------------------------------
         entitled to have access, through the Development Committee, to the following molecules (collectively, the "Subject Compounds") which may be selected for development during the Research Term:

         (a)  [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
              xxxxxxxxxxxxxxxxxxx] (metabolites inclusive), and salts and esters of any of the foregoing (the "[xxxxxxxxxxxxxx]"); and

         (b) all [xxxxxxxxxxxxxxxxxxxxx] discovered and/or synthesized by Cephalon under the Development Plan, during the Research Term, which meet the criteria for activity set forth on Attachment A



         [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 2


              hereto, as amended from time to time by the Development Committee (collectively, the "Required Criteria"); and for which, in each case, the composition, manufacture and/or use of such compound is covered by one or more claims contained in any of the following patent and patent applications (the "[xxxxxxxxxxxxxxxxxxxxxx]"):


    U.S. Patent No.      Issue Date            Description
    --------------       ----------            -----------
    [xxxxxxxxx]          [xxxxxxxxxxxxxxx]     [xxxxxxxxxxxxxxxxxxxxxxxx]


    U.S. Serial No.      Filing Date           Description
    [xxxxxxxxx]          [xxxxxxxxxxxx]        [xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                               xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                               xx]

    [xxxxxxxxx]          [xxxxxxxxxxxx]        [xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                               xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                               xx]

    [xxxxxxxxx]          [xxxxxxxxxxxx]        [xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                               xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                               xx]
--------------------------------------------------------------------

            ; and

(c) all other compounds discovered and/or synthesized by Cephalon under the Development Plan, during the Research Term, which meet the Required Criteria, subject in all respects to Cephalon's then-existing obligations to third parties and excluding any compounds then being developed by Cephalon for any indications outside the Field (the "Other Subject Compounds").

                                    *  *  *

Exhibit A to the Agreement is hereby amended to include the above-listed patent and patent applications for the [xxxxxxxxxxxxxxxxxxxxx] and will continue to be amended as needed during the term of the Agreement. Schedule I to the Agreement is hereby amended, as attached hereto ("First Amended Schedule I"). First Amended Schedule I sets forth the Subject Compounds identified to date. The specific [xxxxxxxxxxxxxxxxxxx] and the Other Subject Compounds, as determined from time to time in

        [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 3


accordance with subparagraphs (b) and (c) above, shall be added to Schedule I by the Development Committee in accordance with paragraph 7 below.

Subject Compounds means only the [xxxxxxxxxxxxxx], as identified in subparagraph
(a) above, and the [xxxxxxxxxxxxxxxxxxxxx] and the Other Subject Compounds hereafter set forth on Schedule I in accordance with this paragraph 1.

"Development Compounds" means all of the Subject Compounds selected for development by the Development Committee during the Research Term. As of the date of this amendment, [xxxxxxxxxxxxxxxxxx] are the only Development Compounds.

"Excluded Compounds" means all of the Subject Compounds that are rejected for development, and all of the Development Compounds that are rejected for further
development, by the Development Committee.   Except as otherwise provided
hereinafter in this paragraph 1, TAP shall not have any rights in or to the Excluded Compounds.

    (i) At any time during the Research Term, if the Development Committee identifies a new screen or assay from which the Development Committee derives additional criteria for activity to include in the Required Criteria and which screen or assay was not available at the time when a specified Excluded Compound was rejected for development or further development by the Development Committee, the Development Committee may request Cephalon to test such Excluded Compound in such new screen or assay. Cephalon shall test such Excluded Compound in such screen or assay unless Cephalon has a then-existing enforceable, contractual obligation to any third party(ies) with respect to such Excluded Compound and/or Cephalon is then itself developing such Excluded Compound for one or more indications outside the Field. If the results of such test, together with the results ofthe other screens or assays then included in the Required Criteria indicate that the Excluded Compound would be a Subject Compound under the provisions of subparagraph (b) or (c), such Excluded Compound may, again, be selected by the



    [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 4



                 Development Committee for development in the Field.

          (ii) At any time during the Research Term, TAP may request the Development Committee to reconsider an Excluded Compound for development in the Field based on existing data, subject in all respects to Cephalon's then-existing obligations to third parties and provided that Cephalon is not developing such Excluded Compound for any indications outside the Field.

          (iii) Any Excluded Compound that is permitted to be selected for development pursuant to clause (i) or (ii) above, and that is so selected by the Development Committee during the Research Term, shall, upon such selection, be deemed a Development Compound and not an Excluded Compound.

     The rights and obligations of the parties under Section 3.2(d) (relating to first negotiation and first offer) are hereby terminated.

2.   Field.  The Field is expanded to mean the prophylactic and/or therapeutic
     -----
     treatment of any type of cancer in humans and/or of any noncancerous prostate disorders (including, without limitation, benign prostatic hypertrophy), subject to the provisions of subparagraph 11(c)(ii)(C) below.

3.   Section 2.1.  The last sentence of Section 2.1 is amended and restated as
     -----------
     follows: During the Research Term, the parties will collaborate exclusively with each other, in the Territory, in the Field, with respect to the discovery and development of compounds that meet the Required Criteria.

4.   Section 3.2.  Cephalon's obligations to provide information under Section
     -----------
     3.2(a) of the Agreement shall expire at the end of the Research Term, except with respect to Development Compounds. TAP's rights to new indications for Development Compounds outside the Field (excluding Neurology) under Section 3.2(b) of the Agreement shall continue, subject in all respects to Cephalon's then-existing obligations to third parties. TAP shall not have any rights to new indications for the Excluded Compounds, except for the rights provided in clauses (i) and (ii) of paragraph 1 above. Cephalon shall not have any right to develop, or license any third party to develop, the Excluded Compounds in the Field

        [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 5





     in the Territory during the Research Term and the nine (9) months immediately following the termination of the Research Term. Upon the expiration of such nine (9)-month period, the Development Committee shall identify, and Cephalon shall not thereafter develop, or license any third party to develop, any Excluded Compound in the Territory for any indications specified in [xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxx] (collectively, the "TAP Indications").

5.   Milestone Payments.  In recognition of the expansion of the Field provided
     ------------------
     in paragraph 2 above, TAP shall pay to Cephalon the milestone payments set forth in Section 3.1(g) of the Agreement in respect of each Product in the Field. Such milestone payments will be required for the original NDA for each Product, with no additional milestone payments for supplemental-NDA submissions ("s-NDAs") for any additional indications, salt, ester, amide, complex, chelate, hydrate, isomer, stereoisomer, crystalline or amorphous form, prodrug, metabolite, metabolic precursor, and/or formulation changes in such Product.

     If for any reason, a Product is withdrawn during the period commencing [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxx], with respect to such Product, TAP shall receive [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxx] with respect to such Product, which credit may be applied toward TAP's obligations to Cephalon with respect to a replacement Product for which TAP files an NDA with the FDA
     [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx].

6.   Licenses; Certain Defined Terms.  The licenses granted by Cephalon in
     -------------------------------
     Article 5 of the Agreement apply to the Development Compounds and Products, as the case may be, and are subject to the provisions of subparagraph 11(c) below. All references in the Agreement to [xxx xxxxxxxxxx] shall be deemed references to Subject Compounds. All references in the Agreement to a Product or Products shall mean any


       [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 6


     product or products containing a Development Compound, whether alone or with any other therapeutically- or prophylactically-active ingredients, which product(s) is/are in finished form, packaged and labelled in the final commercial package for sale by TAP for use in the Field. All references in the Agreement to a [xx] Product or [xx] Products shall mean any product or products manufactured by or for Cephalon that contain a Development Compound, whether alone or with any other therapeutically-or prophylactically-active ingredients, which product(s) is/are in finished form for sale for use in the Field, including the Products supplied by or for Cephalon pursuant to the Agreement for sale by TAP.

7.   Development Committee.  The Development Committee shall consist of three
     ---------------------
     members designated by each of TAP and Cephalon, initially:

          TAP                  Cephalon
          ---                  --------
[xxxxxxxxxxxxxxxxxxx]    [xxxxxxxxxxxxxxxxxx]
-----------------------  ----------------------
[xxxxxxxxxxxxxxxxxxx]    [xxxxxxxxxxxxxxxxxx]
-----------------------  ----------------------
[xxxxxxxxxxxxxxxxxxx]    [xxxxxxxxxxxxxxxxxx]
-----------------------  ----------------------

Each party may change its designated members of the Development Committee, effective upon reasonable notice to the other party, provided, however, that the consent of the other party shall be required to effect any designation of a member who is not an employee of the designating party, such consent not to be unreasonably withheld. Regular meetings of the Development Committee will be held quarterly. An agenda for each of these meetings will be agreed upon within an appropriate time prior to the meeting. Issues for discussion at the meetings may include, but may not necessarily be limited to, the following responsibilities of the Development Committee:


     [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 7


        . With respect to each Subject Compound, prior to the Development Committee's determination whether to select such Subject Compound as a Development Compound or to identify it as an Excluded Compound, reviewing all data available to either party (subject to its then-existing obligations to third parties) which profiles such Subject Compound

         . With respect to each Development Compound, reviewing all data available to either party (subject to its then-existing obligations to third parties), and all data which either party is then required to disclose to the FDA, in each case which profiles the Development Compound

         . Preparing, reviewing and recommending changes to the Development
           Plan, including the selection of compounds that will be tested under the Development Plan

         . Identifying the [xxxxxxxxxxxxxxxxxxxxx] and the Other Subject
           Compounds during the Research Term, in accordance with subparagraphs 1(b) and (c) above

         . Reviewing and revising Attachment A hereto, as amended from time to time, to reflect the selection and development of additional criteria for activity that become available from new screens and assays, such that the Required Criteria, as so amended, reasonably identify, from among the compounds that are otherwise eligible to be Subject Compounds, those compounds which demonstrate a principal preclinical activity against cancer and/or any noncancerous prostate disorder (including, without limitation, benign prostatic hypertrophy)

         . Generating and revising, as appropriate, the criteria for the selection of Development Compounds

         . Reviewing all data available to either party which profiles the Excluded Compounds that are permitted to be selected for development in the Field pursuant to clauses (i) and (ii) of paragraph 1, above

         . Selecting Development Compounds and identifying Excluded Compounds

         . Critiquing the activities under the Development Plan to date and identifying and resolving outstanding issues


       [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 8

         . Reviewing and approving (prior to implementation) all preclinical and clinical protocols involving the Development Compounds

         . Monitoring the implementation of the clinical trials involving any of the Development Compounds and reviewing the generated data from such clinical trials

         . Reviewing and amending the Timetable (Exhibit B)

         . Reviewing status of Development Compounds

                                    *  *  *

               The agenda shall include specific questions and recommendations that need to be resolved by the Development Committee, as it is the charter of the Development Committee not only to review the joint development program but also to resolve issues. Data scheduled for discussion at the meeting will be distributed to all members at an appropriate time before the scheduled meeting date. The decision making process will be agreed to by the Development Committee, subject to the requirements of Section 2.4 of the Agreement. Teleconferences shall be conducted on those occasions where it is imperative to address an action item prior to the next scheduled meeting.

               The Development Committee will appoint one member who will be responsible for taking minutes of the meetings, distributing to each party copies of the minutes and of any written reports presented at the meetings, obtaining approval of the minutes by each party and distributing to each party copies of the approved minutes. Approval of the minutes shall be indicated by the signatures thereon of at least two members designated by Cephalon and at least two members designated by TAP.

               The minutes shall include action items assigned at the meeting with specific dates for addressing the issues involved. The minutes also shall include two schedules:

                          Schedule I, setting forth all of the Subject Compounds identified through the date of such meeting; and

                          Schedule II, setting forth all of the Development Compounds and

         [Confidential Treatment requested for redacted portions of document]

TAP Holdings
June 28, 1996
Page 9


                all of the Excluded Compounds as of the date of such meeting.



         The person to whom such minutes and reports should be sent shall be:


                 TAP                 Cephalon
                 ---                 --------
         [xxxxxxxxxxxxxxxxxx]    [xxxxxxxxxxxxxxxxx]
         ----------------------   -------------------

         Copies of Schedules I and II to all minutes shall be sent to each party, marked Attention: General Counsel; upon receipt of duly approved copies Schedules I and II to the minutes by both General Counsel, such schedules shall constitute amendments to the Agreement. Each party may change the person or persons to whom minutes and reports, and copies of schedules, are to be sent, effective upon reasonable notice to the other party.

    8.   Technical Information.  Promptly after the development of any
         ---------------------
         Technical Information (as defined in Section 3.1(h)(i) of the Agreement) relating to the Subject Compounds and Products in the Field developed by or for either party under the Agreement, such party shall provide to the other party copies of such Technical Information, in such form (e.g., hard copy, disk, tape) as the other party may reasonably request.

    9. Budget and Billing. The budget included in each Development Plan shall cover the amounts projected to be paid by TAP for the Cephalon FTE's assigned by Cephalon to conduct Cephalon's activities under the Development Plan, at the FTE Rates determined in accordance with
         Section 3.1(e)(ii) of the Agreement. In addition, TAP shall reimburse Cephalon for all amounts payable to [xxxxxxxxxx], as approved in writing by the Development Committee. Cephalon shall use all commercially-reasonable efforts to submit to the Development Committee for pre-approval all such [xxxxxxx] arrangements. All expenses incurred by TAP for any development activities undertaken by TAP sh all be borne solely by TAP, and there shall be no adjustment of any amounts due to Cephalon as a result thereof. Cephalon will bill TAP at the end of each month during the Research Term for the time spent during such month by the Cephalon FTE's on the Development Plan, together with all amounts paid during such month by Cephalon to [xxxxxxx]. Cephalon's bill for each month or


         [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc.
June 28, 1996
Page 6



               part thereof during the Research Term shall be accompanied by a breakdown of the time spent by Cephalon FTE's on the Development Plan during such month, and shall be paid by TAP within twenty-one (21) days after TAP receives Cephalon's invoice therefor. TAP shall have reasonable access, at its own expense and upon reasonable prior notice, [xxxxxxxxxxxxxxxxxxxxxxxxxxx] to verify the billing by Cephalon pursuant to this paragraph 9. Such access shall be limited to [xxxxxxx] in each calendar year and may be conducted during normal business hours by TAP's outside auditors, subject to the confidentiality obligations of Section 7.1 of the Agreement.

          10.  Clinical and Commercial Supplies of the Development Compounds.
               -------------------------------------------------------------
               Cephalon shall be responsible for supplying TAP's requirements of the Development Compounds for clinical trials and other premarketing development activities and for the Products for sale. It is anticipated that the [xxxxxxxxxxxxx] will be manufactured by Kyowa Hakko and the [xxxxxxxxxxxxx] will be manufactured by Cephalon or a designated third party. If any Development Compound is to be manufactured by a third party other than Kyowa Hakko, TAP shall be entitled to participate with Cephalon in the evaluation of potential third-party manufacturers, but Cephalon shall have the right to select the third-party manufacturer, with due consideration of TAP's recommendations and subject to Cephalon continuing to be responsible for all supply obligations under the Agreement. If a third party other than Kyowa Hakko has been selected to manufacture a Development Compound or Product, inspection and audit rights shall be included in such third-party contract and TAP shall be entitled to participate with Cephalon, in accordance with the terms of the third-party contract, in all inspections and audits of such third party that are conducted by Cephalon with respect to the manufacture of the Subject Compound or Product; in addition, if Cephalon shall not initiate any such inspections or audits, with reasonable frequency, in accordance with its rights under any such third-party contract, TAP shall be entitled to request, in writing, that Cephalon initiate a specified inspection or audit which is permitted under the terms of the third-party contract, and Cephalon shall comply with any such reasonable request. All of the pricing terms with respect to all Subject Compounds and Products shall continue to apply, with respect to the Development Compounds and Products, as set forth in the Agreement.


       [Confidential Treatment requested for redacted portions of document]

TAP Holdings
June 28, 1996
Page 11

          11.  Termination of Research Term.
               ----------------------------

               (a) The Research Term may be terminated by TAP at the end of any extension of the Initial Research Term by providing at least ninety (90) days' prior written notice of such termination to Cephalon.

               (b) The Research Term may be terminated by Cephalon at the end of any extension of the Initial Research Term if, by [xxxxxxxxx] during such extension, the parties have not approved the Development Plan (including budget) prepared by the Development Committee for the next succeeding year. Cephalon shall effect a termination of the Research Term under this paragraph 11(b) by providing at least thirty
                     (30) days' prior written notice thereof to TAP.

               (c) A termination of the Research Term under this paragraph 11 shall have the following consequences:

                     (i) If the Research Term is terminated at a time when no Development Compound is being developed for commercialization in the Field, and no Product is being manufactured, used or sold by or for TAP under the Agreement, the Agreement shall terminate in accordance with Section 12.2 of the Agreement.

                     (ii) If the Research Term is terminated at a time when at
                          least one Development Compound is being developed for commercialization in the Field in accordance with
                          Section 3.4(c) of the Agreement or one Product is being manufactured, used or sold by or for TAP under the Agreement:

                          (A) The responsibilities of Cephalon to conduct research and preclinical activities under Section 3.1(b) of the Agreement shall terminate.

                          (B) The responsibilities of TAP to fund such activities under Section 3.1(c) and (f) shall terminate.

            [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc,
June 28, 1996
Page 12

                  (C) The licenses granted to TAP in Sections 5.1 and 5.2 of the
                      Agreement shall not apply to the entire Field, and thereafter, shall be restricted to the TAP Indications and any indications for which TAP has obtained or is in the process of obtaining a license from Cephalon under Section 3.2(b) of the Agreement.

                  (D) Cephalon shall be permitted to develop the Excluded
                      Compounds in accordance with paragraph 4 above.

                  (E) The other rights and obligations of the parties under the
                      Agreement, as amended hereby, shall remain in full force and effect.

  12.  1996 Development Plan.  Attached to this letter is the Development Plan
       ---------------------
       for 1996, as approved by the parties.

  13.  Third Party Requests for Subject Compounds.  Each party shall deliver to
       ------------------------------------------
       the Development Committee for consideration all requests received by such party from third parties relating to the transfer of a Subject Compound. Any such transfers that are approved by the Development Committee shall be made by Cephalon under a form of materials transfer agreement approved by the Development Committee and executed by Cephalon.

  14.  Reimbursement of Audit Costs.  In each case under the Agreement where
       ----------------------------
       the outside auditors of one party have access to the books and records of the other party to verify the bills or reports of such other party, if such audit establishes that the party subject to the audit has overbilled or underpaid the auditing party, in either case by [xxxxxxxxxxxxxx] or more, the party subject to the audit shall reimburse the auditing party for the reasonable costs payable to its outside auditors for such audit.

  15.  Timetable; Exhibit B.  The Timetable shall apply in respect of each
       --------------------
       Development Compound. The Timetable is hereby amended in respect of the timing for the beginning of Phase III, so that the second row of the first column of Exhibit B to the Agreement shall read in its entirety as follows:

     [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc,
June 28, 1996
Page 13

       Within [xxxx] after filing the initial IND; provided, however, that [xxxxx] after filing the initial IND shall be permitted in a case where, after filing the initial IND for a Development Compound, an alternative formulation of the Development Compound is developed under the Development Plan to permit delivery of the Development Compound by a delivery method that was not specified in the initial IND

  16.  Miscellaneous.  Certain technical corrections to the Agreement have been
       -------------
       agreed to by TAP and Cephalon, as set forth below:

       (a)  On page 9, line 6 of Section 2.5(b) (Notice), delete:  "member or"

       (b)  On page 15, amend and restate Section 3.2(c)(ii) as follows:

                   (ii) With respect to any Excluded Compound which Cephalon
            desires to develop in accordance with the Agreement, as amended, TAP shall be deemed to have granted to Cephalon a royalty-free, exclusive license in and to that portion of the TAP Technology, if any, that shall be made available to the Development Committee for use during the Research Term in connection with a Subject Compound and/or Development Compound, to develop, use, market and sell such Excluded Compound (and products containing such Excluded Compound) in accordance with the Agreement, as amended.

       (c) On page 26, line 12 of Section 4.3(a), insert: "If Cephalon uses as Trademark with a [xx] Product, TAP shall have the right require that such [xx] Product complies with the Specifications for the corresponding Product sold by TAP, and to monitor such compliance by Cephalon."

       (d)  On page 37, amend and restate Section 7.1(ii) as follows:
            "information that was rightfully known by the Receiving Party (as evidenced by its written records) prior to the date of disclosure by the Furnishing Party to the Receiving Party in connection with this Agreement, or information that is independently developed by or for the Receiving Party without benefit of the Furnishing Party's Confidential Information, and such use or disclosure is expressly permitted by this Agreement;"

     [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc,
June 28, 1996
Page 14

       (e) On page 37, delete Section 7.2 (Injunctive Relief) in its entirety, without impairing, in any respect, the rights of each party to seek injunctive or other equitable relief in addition to any and all remedies available at law or in equity, including, the recovery of damages and reasonable attorneys fees.

  If the foregoing accurately reflects your understanding as to these matters, please indicate your agreement in the space provided below and return a signed copy of this letter to me.

                                       Very truly yours,

                                       /s/ Joseph J. Day, Jr.

                                       Joseph J. Day, Jr.
                                       Senior Vice President
                                       Worldwide Business Development

Acknowledged and agreed to by:

TAP Holdings, Inc.

By:     /s/ Yasu Hasegawa
     -------------------------
     Name: Yasu Hasegawa
     Title: President

Date:   07/08/96
     --------------

WLN/sm
Attachments
cc:    Barbara S. Schilberg, Esq.
       Wendy L. Nagy, Esq.

     [Confidential Treatment requested for redacted portions of document]

                               AMENDED SCHEDULE I
                               ------------------

                          Identified Subject Compounds
                          ----------------------------

                                  [xxxxxxxxxx]
                                  [xxxxxxxxxx]
                                  [xxxxxxxxxx]
                                  [xxxxxxxxxx]
                                  [xxxxxxxxxx]
                                  [xxxxxxxxxx]
                                  [xxxxxxxxxx]

     [Confidential Treatment requested for redacted portions of document]

TAP Holdings Inc,
June 28, 1996
Page 16

                                  ATTACHMENT A

                               Required Criteria
                               -----------------

      For establishing Subject Compounds under subparagraphs 1(b) and (c)


                                [Charts Deleted]



       ATTACHMENT A IS SUBJECT TO AMENDMENT BY THE DEVELOPMENT
       --------------------------------------------------------
                                   COMMITTEE
                                   ---------

     [Confidential Treatment requested for redacted portions of document]

                             1996 DEVELOPMENT PLAN
                             ---------------------

     [Confidential Treatment requested for redacted portions of document]

                                Discovery Flow


[                           Charts Deleted



                                                                               ]


     [Confidential Treatment requested for redacted portions of document]

                          RESOURCE ALLOCATION BY MONTH


             Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec

             [



                                                                      ]

     [Confidential Treatment requested for redacted portions of document]

                               DRUG DEVELOPMENT
                           FTE ALLOCATION BY QUARTER

[



                                                                               ]

     [Confidential Treatment requested for redacted portions of document]

Attachment 1:96


                                                                  Total
                                                                  ------
Cephalon, Inc. Costs              Vendor  1stQ  2ndQ  3rdQ  4thQ  Budget
                                          ----  ----  ----  ----  ------
Drug Development                  [
----------------
Personnel Costs:
  Analytical Development
  Drug Safety and Disposition
  Operations and Technical
Services
  VP Pharmaceutical
Development
  Chemical Process
Development
Total Drug Development**

Research
--------
  Research Personnel*
Total Research

Total Spending                                                         ]

[                                         ]

     [Confidential Treatment requested for redacted portions of document]